Exhibit 10.3

GESHER I ACQUISITION CORP.

Hagag Towers

North Tower, Floor 24

Haarba 28

Tel Aviv, Israel

October 12, 2021

High House

Hagag Towers

North Tower, Floor 24

Haarba 28

Tel Aviv, Israel

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of securities of Gesher I Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), High House (the “Affiliate”) shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at Hagag Towers, North Tower, Floor 24, Haarba 28, Tel Aviv, Israel (or any successor location). In exchange therefore, the Company shall pay the Affiliate the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. The Affiliate hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

GESHER I ACQUISITION CORP.

By:	/s/ Ezra Gardner
Name: Ezra Gardner
Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

HIGH HOUSE

By:	/s/ Omri Cherni
Name: Omri Cherni
Title: Chief Executive Officer

[Signature Page to Administrative Services Agreement]